May 14, 2008

DREYFUS PREMIER INTERMEDIATE TERM INCOME FUND

Supplement to Prospectus dated December 3, 2007

The ticker symbols for the fund’s Class B and Class C shares are as follows:

Class B: DTEBX Class C: DTECX ________________________

The following information supplements and replaces any contrary information (including the first front-end sales charge waiver) contained in the section of the fund’s Prospectus entitled “Shareholder Guide –Sales charge reductions and waivers”:

Class A shares of the fund may be purchased at NAV without payment of a sales charge by (i) shareholders who beneficially owned Investor shares of the fund as of the date such shares were redesignated Class A shares and (ii) shareholders who received Class A shares of the fund in exchange for their shares of Dreyfus A Bonds Plus, Inc. on the date of the reorganization of such fund, provided that, in each case, shareholders have continuously held fund shares in their existing account since that date.

A shareholder purchasing fund shares through a financial institution may no longer be eligible to purchase fund shares at NAV if the nature of the shareholder’s relationship with and/or the services it receives from the financial institution changes. Please consult with your financial representative for further details.